KANEH BOSM BIOTECHNOLOGY INC.

Computershare
8th Floor, North Tower, 100 University Avenue
Toronto, Ontario M5J 2Y1
Telephone 1-800-564-6253
www.computershare.com/service

000031

CORIX BIOSCIENCE INC
16772 WEST BELL ROAD
SUITE 110-471
SURPRISE AZ 85374
UNITED STATES

Holder Account Number
C0000102598

Brokers: To process deposits correctly through CDSX, enter the Holder Account Number preceded by a '9', e.g. 9C1234567890, in the certificate number field.

Company Id HLTQ

KANEH BOSM BIOTECHNOLOGY INC. - Direct Registration (DRS) Advice

Transaction(s)

Date	Transaction Description	Total Securities/Units	CUSIP	Class Description
Jun 12, 2018	COMPANY ISSUANCE	11,400,000.000000	484190202	COMMON SHARES

Account Information: Date Jun 18, 2018 (Excludes transactions pending settlement)

Opening Direct Registration Balance	Unrestricted Direct Registration Balance	Restricted Direct Registration Balance	Closing Direct Registration Balance	CUSIP	Class Description
0.000000	0.000000	11,400,000.000000	11,400,000.000000	484190202	COMMON SHARES

KANEH BOSM BIOTECHNOLOGY INC. is A BRITISH COLUMBIA COMPANY

Please see subsequent page(s) for Restriction Details

IMPORTANT INFORMATION RETAIN FOR YOUR RECORDS.

This advice is your record of the securities transaction affecting your holdings recorded on the books of the Issuer as part of the book-based Direct Registration System (DRS). It is neither a negotiable instrument nor a security. You can transfer or sell your book-based DRS holdings represented by this advice by presenting this advice to your broker along with written instructions/stock power. If the Issuer's incorporating documents and governing legislation entitle security holders to receive certificates representing their holdings, this advice is also a non-transferable written acknowledgement of your right to receive such a certificate in respect of your holdings.

Upon request, the Issuer will furnish to any security holder, without charge, a full statement of the designations, rights (including rights under an Issuer Rights Agreement, if any), preferences and limitations of the securities of each class and series authorized to be issued and the authority of the Board of Directors to divide the securities into series and to determine and change rights, preferences and limitations of any class or series.

The assets in your account on the books of the Issuer are part of the Direct Registration System. Such assets are not deposits of Computershare and are not insured by the Canada Deposit Insurance Corporation or any other government agency.

The IRS requires that we report the cost basis of certain holdings acquired after January 1, 2011. If your holdings were covered by the legislation and you have sold or transferred the holdings and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis.

Please see important PRIVACY NOTICE at the end of this statement

The following section outlines in detail a record of activity involving either the application and/or expiration of the restrictions applied to your balance of Restricted Direct Registration Securities/Units of KANEH BOSM BIOTECHNOLOGY INC.

Balance Affected: 11,400,000.000000 **CUSIP:** 484190202
Class Description: COMMON SHARES

Date Restriction Issued	Restriction	Restriction Details	Status	Date of Expiry
Jun 12, 2018	DATED LEGEND	UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY AND ANY SECURITY ISSUED ON EXERCISE HEREOF MUST NOT TRADE THE SECURITY BEFORE DECEMBER 12, 2018.	ENDURING	
Jun 12, 2018	SECURITIES ACT OF 1933	THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ENCUMBERED ONLY (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S PROMULGATED UNDER THE 1933 ACT, (B) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (C) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. IF THESE SECURITIES ARE BEING SOLD AT ANY TIME THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM THE CORPORATION'S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE CORPORATION AND THE CORPORATION'S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT.	ENDURING	

Privacy Notice

DIRECT REGISTRATION SYSTEM (DRS)
> THE SECURITY AND CONVENIENCE OF CERTIFICATELESS SECURITY OWNERSHIP

WHY AM I RECEIVING A DIRECT REGISTRATION (DRS) ADVICE?

The company in which you own securities has elected to use the **Direct Registration System (DRS)** instead of sending out traditional paper certificates to their holders. **DRS** is a way of recording security ownership without the need to issue a physical paper stock certificate.

Securities held in **DRS** (book-entry form) have all the traditional rights and privileges as securities held in certificate form. Ownership without paper securities is much easier and has many benefits, such as:

> Eliminates your risk of loss, theft or destruction of certificates, plus the time and expense to replace a lost certificate
> Eliminates the cost of maintaining a secure place to keep your certificates
> Makes your security transactions faster and easier
> Saves the company unnecessary printing and mailing expenses
> Has become the global standard for security ownership

WITHOUT CERTIFICATES, HOW WILL I KNOW HOW MANY SECURITIES I OWN?

Every time you have a security transaction that affects your **DRS** holdings, you are sent a new **DRS** advice which will detail the transaction and confirm the number of the company's securities you hold in book-entry form.

You can also review your **DRS** holdings on-line by registering for **Investor Centre, Computershare's online self-service web portal at www.computershare.com/investorcentrecanada** at any time.

WITHOUT CERTIFICATES, HOW WILL I KNOW HOW MANY SECURITIES I OWN?...CONT'D

After you have registered for this free service, you will be able to review all of your security holdings in both book and certificated form and access both current and past copies of **DRS** advices.

Do you want more information on **DRS?** Please visit our website at **www.computershare.com/investorcentrecanada** and click on **Got a Question? Ask Penny.**

See below for instructions on how to transfer your **DRS** securities to your broker. For all other transfers, please complete a **Securities Transfer Form**, which is available at **www.computershare.com/investorcentrecanada** under the **Printable Forms** button.

WHAT IF I ALREADY HOLD CERTIFICATES IN THIS COMPANY?

If you would like to have all your holdings reflected on your advice, you can move your existing certificates to **DRS**. You can find a **Direct Registration (DRS)** Transaction Request Form at **www.computershare.com/investorcentrecanada** under the Printable Forms button. Complete this form and send it, along with your certificate(s), to:

Computershare Investor Services
Attn: Stock Transfer Department
100 University Ave, 8th Floor
Toronto, Ontario, M5J 2Y1

Note: We cannot convert your security certificates to DRS securities without receipt of the actual certificates. When sending certificates through the mail, we recommend the use of registered or certified mail.

HOW DO I TRANSFER MY DRS SECURITIES TO MY BROKER OR SELL MY DRS SECURITIES?

In Canada	In the United States
Have your broker request that your securities be sent to them via the Canadian Depository for Securities CDSX System. Supply your broker with a copy of your latest Advice and the following information: > Your completed Securities Transfer Form (your written instruction to sell or transfer your securities) > Your Computershare Holder Account Number (on your Advice) > Your Social Insurance Number > The number of whole securities you wish to move from your DRS book entry position to your brokerage account **Outside Canada and the United States,** your broker can also arrange a deposit to your account by using the services of a brokerage firm with offices in Canada.	**If the securities are listed on a U.S. exchange,** have your broker request your securities be sent to them through the Depository Trust Company's Direct Registration Profile System. Supply your broker with a copy of your latest Advice and the following information: > Your completed Securities Transfer Form (your written instruction to sell or transfer your securities) > Your Computershare account number (on your Advice) > Your Social Security Number > Computershare's DTC number, 7807 > The number of whole securities you wish to move from your DRS book entry position to your brokerage account **If the securities are not listed on a U.S. Exchange,** your broker can still arrange a deposit to your account. Provide your broker with a copy of your latest Advice along with your Securities Transfer Form and your broker can arrange the deposit to your account through the services of their correspondent Canadian broker.

CERTAINTY | INGENUITY | ADVANTAGE

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